                            SUBORDINATION AGREEMENT


               AGREEMENT made as of the 31st day of July, 1998 by Sybron Chemie Nederland B.V., a Dutch corporation (together with and on behalf of its successors and assigns of the Note referred to below, "Chemie") in favor of the holders from time to time of the Senior Debt referred to below.

               Chemie hereby agrees as follows:

               Section 1. Subordination. The indebtedness evidenced by the Dfl 34,000,000 Demand Note dated December 29, 1997 (the "Note") made by Sybron Chemicals Inc., a Delaware corporation ("Sybron"), and held by Chemie shall be subordinated and junior to the extent set forth in the following subsections
(a) to (c), inclusive, to all Senior Debt (as defined in subsection (d) hereof) of Sybron:

               (a) So long as any Senior Debt is outstanding, (i) no payment on account of principal of or any other amount (other than interest) payable in respect of the Note shall be made or accepted, including by right of set-off, and no purchase of the Note directly or indirectly by Sybron shall be made and (ii) if an Event of Default with respect to any Senior Debt (as defined therein or in the instrument or agreement under which the Senior Debt is outstanding) shall have occurred and be continuing, no payment on account of interest on the Note shall be made or accepted, including by right of set-off.

               (b) In the event of any insolvency, bankruptcy, liquidation (whether voluntary or involuntary), reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to Sybron or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Sybron, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshalling of assets or liabilities of Sybron, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full in cash or provision for such payment satisfactory to the holders of the majority in principal amount of the Senior Debt shall be made, before any payment on account of principal, premium or interest is made upon the Note.

               (c) In any of the proceedings referred to in subsection (b) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable in respect of the Note, or the indebtedness represented thereby, shall be paid or delivered directly to the holders of Senior Debt or their authorized representative designated to Sybron in writing, for application in payment thereof, unless and until the Senior Debt shall have been paid in full in cash, and Chemie does hereby authorize holders of Senior Debt to prove and enforce claims comprising the Note, vote claims comprising the Note to accept or reject any plan for liquidation, reorganization, composition or extension and accept and receipt for any payment or distribution to such extent and apply such payment or distribution to the then unpaid Senior Debt and do all things and to execute all such documents as may be necessary to effectuate the foregoing; provided, however, that notwithstanding the foregoing, should any payment or distribution in any such proceeding be received by Chemie before all Senior Debt is paid in full in cash, such payment or distribution shall be received in trust and promptly delivered in the form received (duly endorsed, if appropriate) to the holders of Senior Debt or their representative for application to the payment of Senior Debt then remaining unpaid.

               (d) "Senior Debt," as used herein, shall mean the principal of, premium on, and unpaid interest (including any interest accrued after commencement of any proceeding referred to in subsection (b) above at the rate provided in any document or instrument creating or evidencing any indebtedness referred to in this definition) on (i) all amounts payable under or in respect of the Credit Agreement dated as of July 31, 1998 among Sybron, the Lenders party thereto, the Issuer referred to therein, the Swingline Bank referred to therein, DLJ Capital Funding, Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Mellon Bank, N.A., as administrative agent, or the Notes referred to therein, whether outstanding on the date hereof or hereafter created or arising and including all fees and other amounts related to such obligations and (ii) any modifications, deferrals, renewals, extensions or increase in the amount of any such obligations or any obligations issued in exchange, replacement, refunding or refinancing of or for Senior Debt.

               Subject to the prior payment in full of all Senior Debt as aforesaid, Chemie shall be subrogated pro rata to the rights of the holders of Senior Debt to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Debt, until the principal of, and interest on, the Note shall be paid in full and no such payments or distributions to the holders of Senior Debt shall, as between Sybron, its creditors other than the holders of Senior Debt, and Chemie be deemed to be a payment by Sybron to Chemie of or on account of the Note.

               No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by Sybron or by the failure of Sybron to comply with the Note or this Subordination Agreement.

               Without limiting the effect of the immediately preceding paragraph, no holder of Senior Debt need obtain the consent of, or give notice to, Chemie prior to taking any of the following actions, upon or without any terms or conditions and in whole or in part, none of which shall impair or release any of the rights of any such holder of Senior Debt under this Subordination Agreement:

                 (i) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Senior Debt or any other liability of Sybron to such holder of Senior Debt, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions of this Subordination Agreement shall apply to the Senior Debt of Sybron as so changed, extended, renewed or altered;

                (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt or any other liability of Sybron to such holder of Senior Debt or any other liabilities incurred directly or indirectly in respect thereof or hereof and/or any offset there against;

               (iii) exercise or refrain from exercising any rights and/or remedies against Sybron or others or otherwise act or refrain from acting or, for any reason, fail to file, record or otherwise perfect any security interest in or lien on any property of Sybron or any other person;

                (iv) settle or compromise any Senior Debt or any other liability of Sybron to such holder of Senior Debt or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Sybron to creditors of Sybron other than such holder of Senior Debt; and

                 (v) apply any sums by whomsoever paid and howsoever realized to any liability or liabilities of Sybron to such holder of Senior Debt regardless of what liability or liabilities of Sybron to such holder of Senior Debt remain unpaid.

               Section 2. Reliance by Senior Debtholders. Chemie agrees that the subordination effected hereby is for the benefit of the holders of Senior Debt from time to time, and that each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained herein. The subordination effected hereby shall be enforceable by each holder of Senior Debt from time to time which holders are third party beneficiaries of this Subordination Agreement.

               Section 3. Further Assurances. Chemie agrees to execute and deliver any and all papers and documents which may be reasonably necessary to carry out the terms of this Subordination Agreement.

               Section 4. Entire Agreement. This Subordination Agreement contains the entire agreement among the parties with respect to the subject matter hereof.

               Section 5. Assignment. Chemie agrees that it shall not assign or otherwise transfer the Note or any rights thereunder without the consent of the holders of the Senior Debt.

               Section 6. Binding Effect. This Subordination Agreement shall be binding upon Chemie and inure to the benefit of the holder from time to time of the Senior Debt and their respective successors and assigns. No amendment of this Subordination Agreement or waiver of any of its provisions shall be effective without the written consent of each holder of Senior Debt if such amendment adversely affects any rights of the holders of Senior Debt.

               Section 7. Governing Law. The execution, interpretation and performance of this Subordination Agreement shall be governed by the laws of the State of New York. Chemie hereby consents to the jurisdiction of any state or federal court located within the State of New York, waive personal service of process and assent that service of process may be made by registered mail to Chemie's address set forth in the Note.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Subordination Agreement as of the date first above written.


                                    SYBRON CHEMIE NEDERLAND B.V.


                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: Supervisory Director